CAPITAL LEASES	12 Months Ended
Dec. 31, 2012
Leases, Capital [Abstract]
CAPITAL LEASES

28.	CAPITAL LEASES

(in thousands of $)	2012	2011
Total long-term obligations under capital leases	—	405,843
Less: current portion of obligations under capital leases	—	(5,909)
Long term obligations under capital leases	—	399,934

From December 13, 2012 onwards, Golar Partners has been considered as an affiliate of the Company and not a controlled subsidiary, as a result, its capital leases are not consolidated in the Company's balance sheet as of December 31, 2012, and consequently, additional disclosures for Golar Partners' capital leases have not been included here. Accordingly, as of December 31, 2012, the Company no longer operated any vessels under capital leases (2011: three).